UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 21, 2006

CERIDIAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15168	41-1981625
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, Minnesota 55425
(Address of principal executive offices)      (Zip code)

Registrant’s telephone number, including area code:  (952) 853-8100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.               Other Events.

Ceridian Corporation (the “Company”) currently provides customized work-life and employee assistance services to U.S. Armed Services personnel under a contract with the U.S. Department of Defense.  On December 21, 2006, the Company received an amendment extending the term of the contract through January 31, 2007.

On May 11, 2006, the U.S. Department of Defense issued a request for proposal to enter into a long-term contract.  The Company timely responded to that request for proposal, and is awaiting a decision from the U.S. Department of Defense.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN CORPORATION

/s/ Gary M. Nelson
Gary M. Nelson
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Dated:  December 22, 2006